Exhibit 99.1

NEWS RELEASE
Patrick Industries and LCI Industries to Combine in All-Stock Merger, Creating a Premier Platform Serving Global Outdoor Enthusiast, Housing and Other Markets
Transaction Highlights
•Combines customer-focused component solutions providers across complementary product portfolios and end markets.
•Compelling financial benefits underpinned by strong cash flow generation and a solid balance sheet to drive continued growth and disciplined capital allocation strategy.
•Patrick shareholders will own approximately 52% of the combined company and LCI shareholders will own approximately 48%.
•Accelerates shareholder value creation, with $150+ million of estimated run-rate synergies.
•Andy Nemeth to serve as CEO of combined company; Todd Cleveland to serve as Chair, and Johnny Sirpilla to serve as Vice Chair of combined company Board.
•Companies to host joint conference call and webcast today at 8:30 a.m. Eastern time.

ELKHART, IN, June 30, 2026 – Patrick Industries (NASDAQ: PATK) (“Patrick”) and LCI Industries (NYSE: LCII) (“LCI” or “Lippert”) today announced they have entered into a definitive agreement to combine in an all-stock merger, forming a premier component solutions provider for the outdoor enthusiast, housing and transportation markets. Under the agreement, which the Boards of Directors of both companies unanimously approved, LCI shareholders will receive 1.2440 shares of Patrick common stock for each share of LCI common stock they own.
Following completion of the transaction, Patrick shareholders will own approximately 52% of the combined company and LCI shareholders will own approximately 48%.
This strategic combination brings together two companies with complementary product portfolios and longstanding partnerships with customers and stakeholders across North America and Europe. Together, Patrick and Lippert will create a more dynamic, innovative, solutions-oriented platform serving a diverse range of OEMs and consumers in the outdoor enthusiast, housing, transportation and other markets, through a broader portfolio of brands, more efficient operations, enhanced R&D investment and commercialization capabilities. By bringing together Patrick’s integrated design-to-delivery capabilities and Lippert’s expertise in highly engineered, structural OEM and aftermarket components, the combined organization will deliver differentiated, cost-effective competitive solutions aimed at improving affordability, strengthening value chain alignment and delivering outstanding customer service while supporting long-term organic and strategic growth and disciplined capital allocation.
As a result, the combined company will be well positioned to enhance value for the shareholders of each company through bolstered financial performance, reduced costs, and a continued focus on execution, all while providing outdoor enthusiasts with impressive new solutions and an enhanced array of competitively priced products.
“Today marks the beginning of an exciting new chapter in the evolution of our two companies as we continue on our journey to positively impact and deliver value for our customers, our team members, shareholders, and the communities we serve,” said Andy Nemeth, CEO of Patrick. “We have long respected the Lippert team and their impressive, innovative capabilities across the solutions they deliver and are thrilled to reach this milestone. We have two highly successful, well-established organizations with long track records of strategic and organic growth, innovation, and customer service, supported by incredible talent across each enterprise, deep expertise, and a shared commitment to excellence. Together, we will create a premier partnership-oriented platform for the global outdoor enthusiast ecosystem, housing and transportation markets that is more resilient, and better positioned to serve all of our customers – from OEMs to the end consumer. We remain dedicated to our culture and values focused on humility and trust, the reinvestment in our vision, business, and strategy with the goal of delivering an even brighter future for the stakeholders we serve.”
Johnny Sirpilla, Interim Chief Executive Officer of Lippert, added, “This combination represents a defining moment for Lippert. Our shareholders will benefit from ownership in a more diversified company with the financial and operational strength to grow revenues and deliver outstanding value to shareholders and other stakeholders. As two complementary businesses with strong legacies deeply rooted in Elkhart and our other local communities, we understand the potential and positive impact this combination can deliver. Together, we can offer a broader, more innovative, competitive, and affordable portfolio of products and product solutions, as we work with our partners and customers in key segments to drive greater value for end consumers. We will also continue to invest in our growth and combined capabilities, creating new opportunities for team members and charting an exciting new future for the combined company.”
Clear Strategic Rationale

•Creates a Premier Component Solutions Provider for the Outdoor Recreation, Housing and Transportation markets: The combination creates a leading provider across recreational vehicle, marine, powersports, truck and adventure / off-road, transportation, automotive and housing markets. With enhanced resources, the combined company’s solutions-based offerings will enable OEMs to better address affordability for end consumers. Improved diversification across end markets and expanded capabilities position the combined company for greater stability and durable growth across industry cycles.

•Highly Complementary Portfolios Strengthen Ability to Serve Customers and Enhance the End User Experience: Patrick and Lippert offer strategically adjacent product capabilities, creating a diversified portfolio across interior, exterior, structural and mechanical systems. The combined company will remain a trusted partner to OEM and aftermarket customers, with expanded R&D, broader capabilities, and accelerated speed-to-market, enhancing innovation and the overall end-user experience.
•Expands Aftermarket Channel Access and Distribution Networks: Lippert’s established brands, distribution infrastructure and channel access meaningfully advance Patrick’s strategic priority to expand its aftermarket presence. This expansion further enhances revenue growth, helping offset OEM production cyclicality, and improves the margin profile of the combined company.

•Strengthens Long-Term Commitment to Local Communities: Patrick and Lippert share a commitment to supporting the communities where their team members live, work, and enjoy the outdoors. Together, they will further develop their strong community partnerships to inspire and support the next generation of outdoor enthusiasts.

Compelling Financial Benefits for Patrick and Lippert Shareholders

•Delivers a Resilient Financial Profile with Strong Cash Flow Generation: On a pro forma basis, the combined company’s trailing twelve months results as of March 2026 would be approximately $8.1 billion of revenue, adjusted EBITDA of $1.0 billion inclusive of synergies, and free cash flow of $508 million inclusive of synergies.

•Drives Meaningful, Achievable Cost Synergies: The transaction is expected to deliver over $150 million of run-rate cost synergies achieved within three years of closing. These synergies are identified and actionable, arising primarily from procurement, SG&A efficiencies, engineering best practices, and improved supply chain management.

•Provides Balance Sheet Flexibility: The combined company will have a strong balance sheet with expected pro forma net leverage of 2.1x and the liquidity and flexibility to support continued investment in growth and capital returns. The combined company’s capital allocation strategy will focus on reinvesting operating cash flows in the business within a disciplined net leverage target of 2.25x to 2.5x, with priorities including strategic growth and automation-oriented capital expenditures while returning cash to shareholders through share repurchases and a balanced dividend policy.

Leadership, Governance and Headquarters

Upon closing, Patrick Industries CEO Andy Nemeth will serve as CEO of the combined company.

The Board of Directors of the combined company will consist of 12 directors, with six designated by Patrick and six designated by Lippert. Patrick Director Todd Cleveland will serve as Chair of the Board and Lippert Interim CEO and Director Johnny Sirpilla will serve as Vice Chair of the Board.

The combined company will employ a collaborative approach to identify executive management and other leaders for key business units.

Following the closing of the transaction, the combined company will be headquartered in Elkhart, Indiana.

Timing and Approvals

The transaction is expected to close in the first half of 2027, subject to approval by shareholders of both companies, the receipt of required regulatory approvals and the satisfaction of other customary closing conditions.

Advisors

J.P. Morgan Securities LLC is serving as lead financial advisor and Baird is serving as co-lead financial advisor to Patrick Industries and McDermott Will & Schulte LLP is serving as legal advisor. Perella Weinberg Partners LP is serving as financial advisor to LCI Industries and Kirkland & Ellis LLP is serving as legal advisor. FGS Global is serving as strategic communications advisor to LCI Industries.

Conference Call, Webcast and Presentation

Patrick and Lippert will host a conference call and webcast today at 8:30 a.m. Eastern time to discuss the transaction. Participation in the question-and-answer session of the call will be limited to institutional investors and analysts. The dial-in number for the live conference call is (877) 407-9036. The webcast and accompanying slides can be accessed on both companies’ investor relations websites. A replay of the conference call will be available on both companies’ investor relations websites following the call. A dedicated website with more information about the transaction is available at PatrickandLippertTogether.com.

About Patrick Industries

Patrick (NASDAQ: PATK) is a leading component solutions provider serving original equipment manufacturers and aftermarket customers in the RV, Marine, Powersports and Housing markets. Since 1959, Patrick has empowered manufacturers and outdoor enthusiasts to achieve next-level recreation experiences. Our customer-focused approach brings together design, manufacturing, distribution, and transportation in a full solutions model that defines us as a trusted partner. Patrick is home to more than 85 leading brands, all united by a commitment to quality, customer service, and innovation. Headquartered in Elkhart, IN, Patrick employs approximately 10,000 skilled team members throughout the United States. For more information on Patrick, our brands, and products, please visit www.patrickind.com.

About LCI Industries

LCI Industries (NYSE: LCII), through its Lippert subsidiary, is a global leader in supplying engineered components to the outdoor recreation and transportation markets. We believe our innovative culture, advanced manufacturing capabilities, and dedication to enhancing the customer experience have established Lippert as a reliable partner for both OEM and aftermarket customers. For more information, visit www.lippert.com.

Important Information About the Proposed Transaction and Where to Find it

In connection with the proposed transaction between LCI Industries (“LCI”) and Patrick Industries (“Patrick”), LCI and Patrick intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including, among other filings, a Patrick registration statement on Form S-4 that will include a joint proxy statement of LCI and Patrick that also constitutes a prospectus of Patrick with respect to shares of Patrick’s common stock to be issued in the proposed transaction, and a definitive joint proxy statement/prospectus, which will be mailed to stockholders of LCI and Patrick (the “Joint Proxy Statement/Prospectus”). LCI and Patrick may also file other documents with the SEC regarding the proposed transaction. This press release is not a substitute for the Joint Proxy Statement/Prospectus or any other document which LCI and Patrick may file with the SEC. INVESTORS AND SECURITY HOLDERS OF LCI AND PATRICK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by LCI and Patrick through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by LCI will be available free of charge on LCI’s website at lippert.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Patrick will be available free of charge on Patrick’s website at patrickind.com under the tab “Investors” and under the heading “SEC Filings.”

Certain Information Regarding Participants

LCI, Patrick and their respective directors and executive officers may be considered participants in the solicitation of proxies from the stockholders of each of LCI and Patrick in connection with the proposed transaction. Information about the directors and executive officers of LCI and their ownership of LCI common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (the “LCI 2025 10-K”) and its proxy statement for its 2026 annual meeting, which was filed with the SEC on March 27, 2026. Information about the directors and executive officers of Patrick and their ownership of Patrick common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 19, 2026 (the “Patrick 2025 10-K”) and its proxy statement for its 2026 annual meeting, which was filed with the SEC on March 30, 2026. To the extent holdings of LCI’s or Patrick’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC on: (1) March 31, 2026, March 31, 2026, April 1, 2026, April 20, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 14, 2026, June 5, 2026, June 5, 2026, June 5, 2026 and June 5, 2026, with respect to directors and executive officers of LCI, (2) May 6, 2026, May 6, 2026, May 6, 2026, May 6, 2026, May 6, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 21, 2026, May 28, 2026, June 11, 2026 and June 24, 2026, with respect to directors and executive officers of Patrick and (3) other filings made from time to time with the SEC. Information about the directors and executive officers of LCI and Patrick, including a description of their direct or indirect interests, by security holdings or otherwise, and other information regarding the potential participants in the proxy solicitations, which may be different than those of LCI’s stockholders and Patrick’s stockholders generally, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from LCI’s or Patrick’s website as described above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Special Note Regarding Forward-Looking Statements

Information in this press release, other than statements of historical facts, may constitute forward-looking statements, for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. These statements include, but are not limited to, statements about the benefits of the proposed transaction between LCI and Patrick, including future financial and operating results (including the anticipated impact of the transaction on LCI’s and Patrick’s respective earnings), statements related to the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology, but not all forward-looking statements include such identifying terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of LCI or Patrick to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to each party’s business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the stockholders of LCI or Patrick, (5) the ability by each of LCI and Patrick to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction, (6) reputational risk and the reaction of each party’s customers, suppliers, employees or other business partners to the transaction, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (8) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) risks related to management and oversight of the expanded business and operations of the combined company due to the increased size and complexity, (10) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the transaction or the size, scope and complexity of the combined company’s business operations, (11) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against LCI, Patrick or the combined company before or after the transaction, and (12) general competitive, economic, political and market conditions and other factors that may affect future results of LCI and Patrick. Additional factors which could affect future results of LCI and Patrick can be found in the LCI 2025 10-K, under the captions “Special Note Regarding Forward-Looking Statements” and “Risk Factors” and LCI’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and the Patrick 2025 10-K, under the captions “Information Concerning Forward-Looking Statements” and “Risk Factors” and Patrick’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. LCI and Patrick disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this press release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

Contacts

Patrick Industries

Steve O’Hara
Vice President of Investor Relations
irrequests@patrickind.com

LCI Industries

For Investors:
Lillian D. Etzkorn
Chief Financial Officer
investors@LCI1.com

For Media:
FGS Global
Andy Duberstein / Mike DeGraff / Hayley Cook
LCIIndustries@fgsglobal.com